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                                                                     EXHIBIT (b)

   CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT


      Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Meridian Fund, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  September 7, 2004             /s/ Richard F. Aster, Jr.
     ---------------------           -------------------------------------------
                                     Richard F. Aster, Jr.,
                                     Director & Principal Executive Officer



      Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Meridian Fund, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  September 7, 2004             /s/ Gregg B. Keeling
     ---------------------           -------------------------------------------
                                     Gregg B. Keeling,
                                     Principal Financial Officer, Principal
                                     Accounting Officer, Treasurer & Secretary